UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

MERGE HEALTHCARE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, 24th Floor

Chicago, Illinois 60601-6436

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (312) 565-6868

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations.

On August 3, 2011, Merge Healthcare Incorporated (the “Company”) held an earnings call to address its second quarter and year to date financial results. A transcript of the earnings call is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On August 3, 2011, the Company issued a press release announcing the Company’s results for the second quarter and year to date. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

On August 4, 2011, the Company completed its acquisition (the “Merger”) of Ophthalmic Imaging Systems, a California corporation (“OIS”), pursuant to an Agreement and Plan of Merger, dated as of June 5, 2011 (the “Merger Agreement”), by and among the Company, OIS and ES Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company (“Merger Sub”). As a result of the Merger, the separate corporate existence of Merger Sub ceased with OIS continuing as the surviving entity in the Merger and a wholly-owned subsidiary of the Company.

In connection with the closing of the Merger, the Company issued approximately 5,132,140 shares of its common stock to the shareholders of OIS pursuant to the terms of the Merger Agreement (the “Merger Shares”). The issuance of the Merger Shares was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended, pursuant to permit obtained on August 4, 2011 from the Commissioner of the California Department of Corporations regarding the fairness of the terms and conditions of the Merger and the issuance of the Merger Shares.

On August 5, 2011, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

The above discussion of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which has been previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the SEC on June 6, 2011, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

99.1	Transcript of the Registrant’s Second Quarter 2011 Earnings Call held on August 3, 2011

99.2	News Release of the Registrant dated August 3, 2011

99.3	News Release of the Registrant dated August 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

By:	/s/ Ann G. Mayberry-French

Name:	Ann G. Mayberry-French

Title:	General Counsel and Corporate Secretary

Date: August 8, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Transcript of the Registrant’s Second Quarter 2011 Earnings Call held on August 3, 2011

99.2	News Release of the Registrant dated August 3, 2011

99.3	News Release of the Registrant dated August 5, 2011